UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): February 21, 2013

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth

(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures)

	November ‘12	December ‘12	January ‘13
Process Management	0 to +5	0 to +5	+5 to +10
Industrial Automation	-10 to -5	-10 to -5	-10 to -5
Network Power	-5 to 0	-5 to 0	-5 to 0
Climate Technologies	0 to +5	+5	+10 to +15
Commercial & Residential Solutions	+5	+5 to +10	0 to +5
Total Emerson	0	0	0 to +5

January 2013 Orders Comments:

Trailing three-month orders growth reflected demand improvement in total, with varied trends among businesses and end markets. Orders acceleration in Climate Technologies and improved trends in Process Management offset weakness in Industrial Automation and the embedded computing and power business. Underlying orders growth, excluding favorable currency translation of 1 percentage point, increased 1 percent.

Process Management orders growth accelerated, led by continued robust growth of energy investments in Asia and Latin America. Market conditions improved but remained soft in Europe, and U.S. orders continued to reflect a slower environment. Currency translation added 4 percentage points, including backlog revaluation.

Industrial Automation orders decreased, as weakness continued in industrial goods end markets. The decline was most pronounced in the power generating alternators and industrial motors business, but was partially offset by growth in the electrical drives and ultrasonic welding businesses.

Order trends remained unchanged in Network Power, with mixed trends among businesses and end markets. Growth continued in the network power systems business, led by strong demand for telecommunications power systems and moderate growth in the services and solutions business. Orders decreased in the embedded computing and power business, reflecting demand volatility from mobile device customers.

Strong orders growth in Climate Technologies reflected improving market conditions in all regions. Robust gains in Asia came from residential and commercial air conditioning end markets, with China and India particularly strong. U.S. orders strength benefited from residential air conditioning demand, and Europe growth reflected improving market conditions and favorable comparisons. Refrigeration end markets stabilized, with stationary improvement offset by continued weakness in transportation.

Orders growth continued in Commercial & Residential Solutions, reflecting strength in U.S. residential end markets. Growth was led by the storage businesses.

 Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 21, 2013	By:	/s/ John G. Shively
John G. Shively Assistant General Counsel and Assistant Secretary